Exhibit 10.1

THIS EXTENSION AGREEMENT made on September 9, 2009

BETWEEN:
EXCELARON LLC a company incorporated in the State of California and having its principal executive office at 1075 Court Street, Suite 207, San Luis Obispo, California, United States of America ("Company")

AND	MOGUL ENERGY INTERNATIONAL, INC. a company having its principal executive office at 201 - 47 Colborne Street, Toronto, Ontario, Canada (“Mogul”)

RECITAL:

The Company agreed pursuant to an agreement dated February 11, 2009 (the “Agreement”) to permit Mogul to subscribe for a 40% Members Percentage Interest in the Company.  The Members Percentage Interest subscribed by Mogul was in consideration of the Capital Contribution by Mogul to the Company of US$2,300,000.  Mogul, the Company and the Members of the Company hereby agree to an extension of time for the payment of the subscription payments.  All parties to this agreement are agreeable to the granting of the requested extension and to adjusting the schedule of subscription payments.  The parties hereto, in consideration of the mutual covenants set forth herein and other good and valuable considerations hereby acknowledge and agree to the following:

THE PARTIES AGREE:

1.	DEFINITIONS AND INTERPRETATION

To the extent that any terms which are defined in the Company’s Operating Agreement and the Agreement are used in this Extension Agreement, they shall have the same meaning as in the Operating Agreement and the Agreement.

2.	SUBSCRIPTION AND PAYMENT

Mogul and the Company agree to amend the schedule for Mogul to subscribe for a 40% Member’s Percentage Interest in the Company by the payment of a Capital Contribution in the sum of US$2,300,000 as follows:

(a)	US$175,000 acknowledged by all parties as already being paid by Mogul to Excelaron;

(b)	US$250,000 within 2 weeks of the execution of this extension agreement;

(c)
US$1,000,000 within 60 days of the execution of this extension agreement, subject to being extended for a period of up to an additional 45 days if necessary for stock exchange approvals of Mogul’s going public transaction on the TSX Venture Exchange; and

(d)	US$875,000 upon issuance of the Environmental Impact Report approving the Huasna project.

3.	MANAGERS

The Members of the Company shall appoint, on behalf of Mogul, Dr. Arthur Halleran as the Technical Manager to assist in the management of the technical aspects and operational matters pertaining to the development of the Californian Leases.

4.	ASSIGNMENT OF INTERESTS

(a)
Upon payment by Mogul of the four installments of Capital Contributions pursuant to Clause 2 of this Extension Agreement and the assignments set out below the Members’ Percentage Interests of all Members shall be as set out in sub para (b)

(b)
Barisan Energy Limited	4%
Mogul	40%
United Hydrocarbon Corporation	21%
Australian Oil Company No. 2 Limited	35%
Total	100%

At such time the Managers shall prepare a revised Schedule “B” to the Operating Agreement reporting the above changes to the Members’ Percentage Interests made in accordance with the table above.

All other terms and provisions of the previous Agreements between the above parties shall remain the same.  This Extension Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

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EXECUTED as an agreement

SIGNED for and on behalf of EXCELARON LLC by its duly authorised representative in the presence of:	) ) ) )

(illegible)		(illegible)
Witness

SIGNED for and on behalf of MOGUL ENERGY INTERNATIONAL, INC. by its duly authorised representative in the presence of:	) ) ) )

(illegible)		/s/ Naeem Tyab
Witness

Ratified and Confirmed by the Following as to the applicable Clauses above as shall apply to all Members and in respect to the Amendments to the Operating Agreement – Schedule “A” hereto:

SIGNED for and on behalf of AUSTRALIAN OIL COMPANY #2 LTD. by its duly authorised representative in the presence of:	) ) ) )

(illegible)		(illegible)
Witness

SIGNED for and on behalf of BARISAN ENERGY LTD. by its duly authorised representative in the presence of:	) ) ) )

(illegible)		(illegible)
Witness

SIGNED for and on behalf of UNITED HYDROCARBON CORPORATION by its duly authorised representative in the presence of:	) ) ) )

(illegible)		(illegible)
Witness

5719020.2